SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2008
LIBBEY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12084	34-1559357
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

300 Madison Avenue Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 325-2100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”
On December 9, 2008 Libbey Inc. issued a press release providing revised financial guidance for the fourth quarter ended December 31, 2008 and announcing the planned closing of its Syracuse China facility and its Mira Loma, California glassware distribution center. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
c)   Exhibits   99.1 Press release dated December 9, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

LIBBEY INC. Registrant
Date: December 9, 2008	By:	/s/ Gregory T. Geswein
Gregory T. Geswein
Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Text of press release dated December 9, 2008